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                                                                    EXHIBIT 10.1

                                REDACTED VERSION
                    AS FILED WITH THE SECURITIES AND EXCHANGE
                   COMMISSION WITH FORM 8-K ON OCTOBER 1, 2004



                                 AMENDMENT NO. 1
               TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT


                  AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of September 21 , 2004, (the AMENDMENT") by and between Merrill Lynch Mortgage Capital Inc. (the "BUYER"), and MortgageIT, Inc. ("MIT" and a "SELLER") and MortgageIT Holdings, Inc. ("HOLDINGS" and a "SELLER" and together with MIT the "Sellers"):

                  The Buyer and the Sellers are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of August 4, 2004 (the "EXISTING REPURCHASE AGREEMENT"; as amended by this Amendment, the "REPURCHASE AGREEMENT"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

                  The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

                  Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

                    Section 1. DEFINITIONS. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "PRICING SPREAD" in its entirety and replacing it with the following:

                  "PRICING SPREAD" shall mean [O]*%."

                  Section 2. CONDITIONS PRECEDENT. This Amendment shall become effective on the date hereof (the "AMENDMENT EFFECTIVE DATE") subject to the satisfaction of the following conditions precedent:

                  2.1 DELIVERED DOCUMENTS. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

                  (a) this Amendment, executed and delivered by a duly authorized officer of each of the Buyer and the Sellers; and

                  (b) such other documents as the Buyer or counsel to the Buyer may reasonably request.



-------------------
* Confidential portions omitted and filed separately with the Securities and Exchange Commission.


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                  Section 3. FEES. Each Seller agrees to pay as and when billed by the Buyer all of the reasonable fees, disbursements and expenses of counsel to the Buyer in connection with the development, preparation and execution of, this Amendment or any other documents prepared in connection herewith and receipt of payment thereof shall be a condition precedent to the Buyer entering into any Transaction pursuant hereto. Section

                  Section 4. CONFIDENTIALITY. The parties hereto acknowledge that this Amendment, the Existing Repurchase Agreement, and all drafts thereof, documents relating thereto and transactions contemplated thereby are confidential in nature and each Seller agrees that, unless otherwise directed by a court of competent jurisdiction, it shall limit the distribution of such documents and the discussion of such transactions to such of its officers, employees, attorneys, accountants and agents as is required in order to fulfill its obligations under such documents and with respect to such transactions.

                  Section 5. LIMITED EFFECT. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  Section 6. COUNTERPARTS. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

                  SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 8. CONFLICTS. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing Repurchase Agreement, the provisions of this Amendment shall control.

                            [SIGNATURE PAGE FOLLOWS]


                                       2
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                  IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


Buyer:                                MERRILL LYNCH MORTGAGE CAPITAL INC.



                                      By:
                                          -------------------------------------
                                          Name:  John Winchester
                                          Title:


Seller:                               MORTGAGEIT, INC.



                                      By:
                                          -------------------------------------
                                          Name:  John R. Cuti
                                          Title:  Secretary and General Counsel


Seller:                               MORTGAGEIT HOLDINGS, INC.



                                      By:
                                          -------------------------------------
                                          Name:  John R. Cuti
                                          Title:  Secretary and General Counsel